UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005 (February 1, 2005)

FIRSTBANK FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in charter)

Georgia	*	20-2198785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Keys Ferry Street, McDonough, Georgia		30253
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 583-2265

Not Applicable
(Former name or former address, if changed since last report.)

* This Report is filed by the Registrant as a successor issuer to First Bank of Henry County, which previously filed reports with the Federal Deposit Insurance Corporation.

Item 2.01                                             Acquisition and Disposition of Assets.

(a)                                  As a result of the reorganization (described in Item 5.01), FirstBank Financial Services, Inc. (the “Registrant”) acquired ownership of 100% of First Bank of Henry County (the “Bank”) as of February 1, 2005.  See 5.01 below.

(b)                                 The Registrant will use the Bank to conduct a general banking business.

Item 5.01.                                          Changes in Control of the Registrant.

(a)                                  The Bank reorganized into a one-bank holding company structure, effective February 1, 2005.  The Bank now is a wholly-owned subsidiary of the Registrant.  The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of May 20, 2004, (the “Plan”).  The Plan provided that each outstanding share of Bank common stock, except for shares held by shareholders who exercised their dissenters’ rights, would be exchanged for one share of Registrant common stock.

As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant.  The amount and source of the consideration were the 2,144,950 shares of Bank common stock outstanding and owned by the shareholders.  The basis of the shareholders’ control is their ownership of 100% of Registrant’s outstanding common stock.  The effective date of the reorganization was February 1, 2005.  The shareholders who now control the Registrant assumed control of the Registrant from J. Randall Dixon, who was its sole shareholder.

(b)                                 The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Financial statements of the Registrant required by this item are not included in this Current Report on Form 8-K.  The required financial statements will be included in an amendment to this Current Report on Form 8-K filed on or before April 5, 2005.

(b)                                 Pro Forma Financial Information.

Pro forma financial information required to be furnished pursuant to Article 11 of Regulation S-X is not included in this Current Report on Form 8-K.  The required pro forma financial information will be included in an amendment to this Current Report on Form 8-K filed on or before April 5, 2005.

(c)                                  Exhibits.

(2).  Agreement and Plan of Share Exchange, dated as of May 20, 2004, between the Bank and the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTBANK FINANCIAL SERVICES, INC.

By:	/s/ J Randall Dixon
J. Randall Dixon
President and Chief Executive Officer

Date:	February 4, 2005